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                                                                      EXHIBIT 24

                        THE MCGRAW-HILL COMPANIES, INC.

                            Registration Statement

                                  On Form S-8

                               POWER OF ATTORNEY


     The undersigned hereby appoint Kenneth M.Vittor and Scott L. Bennett, or either of them, their true and lawful attorneys-in-fact with authority to execute in the name of each such person and in each capacity stated below, and to file with the Securities and Exchange Commission, the Corporation's Registration Statement on Form S-8 in the form which the Corporation deems appropriate for the purpose of registering, pursuant to the Securities Act of 1933, as amended, 9,530,950 additional shares of Common Stock, par value $1.00 per share, of the Corporation issuable in connection with the 1993 Employee Stock Incentive Plan and to execute and file in the name of each such person and in each capacity stated below, from time to time, all amendments, including post-effective amendments, and all supplements to such Registration Statement, which the Corporation deems appropriate.

     This Power of Attorney may be executed in counterparts, all of which, taken together, shall constitute one and the same instrument.
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/s/ Harold McGraw III
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Harold McGraw III             Principal Executive
                              Officer and Director          June 28, 2000

/s/ Robert J. Bahash
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Robert J. Bahash              Principal Financial
                              Officer                       June 28, 2000

/s/ Talia G. Griep
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Talia G. Griep                Controller                    June 28, 2000

/s/ Pedro Aspe
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Pedro Aspe                    Director                      June 28, 2000

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Winfried F.W. Bischoff        Director                      June 28, 2000

/s/ Vartan Gregorian
----------------------
Vartan Gregorian              Director                      June 28, 2000

/s/ George B. Harvey
----------------------
George B. Harvey              Director                      June 28, 2000

/s/ Linda Koch Lorimer
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Linda Koch Lorimer            Director                      June 28, 2000

/s/ Robert P. McGraw
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Robert P. McGraw              Director                      June 28, 2000

/s/ Lois Dickson Rice
----------------------
Lois Dickson Rice             Director                      June 28, 2000

/s/ James H. Ross
----------------------
James H. Ross                 Director                      June 28, 2000

/s/ Sidney Taurel
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Sidney Taurel                 Director                      June 28, 2000